UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant [ ]

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule 14a-12

INDEXIQ ETF TRUST

(Name of Registrant as Specified In Its Charter)

________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INDEXIQ TRUST

INDEXIQ ETF TRUST

IQ ALPHA Hedge Strategy Fund IQ Hedge Multi-Strategy Tracker ETF IQ Hedge Macro Tracker ETF IQ Hedge Market Neutral Tracker ETF IQ Global Resources ETF IQ Merger Arbitrage ETF	IQ Real Return ETF IQ Australia Small Cap ETF IQ Canada Small Cap ETF IQ Global Agribusiness Small Cap ETF IQ Global Oil Small Cap ETF IQ U.S. Real Estate Small Cap ETF

800 WESTCHESTER AVENUE, SUITE S-710

RYE BROOK, NEW YORK 10573

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 16, 2015

The Proxy Statement is also available at [web address to follow].

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS (“Special Meeting”) of the funds listed in the table below (each a “Fund,” and collectively, the “Funds”) will be held at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, NY 10022, on March 16, 2015, beginning at 2:00 PM, Eastern time:

TRUST	FUNDS
IndexIQ Trust	IQ ALPHA Hedge Strategy Fund
IndexIQ ETF Trust

IQ Hedge Multi-Strategy Tracker ETF

IQ Hedge Macro Tracker ETF

IQ Hedge Market Neutral Tracker ETF

IQ Global Resources ETF

IQ Merger Arbitrage ETF

IQ Real Return ETF

IQ Australia Small Cap ETF

IQ Canada Small Cap ETF

IQ Global Agribusiness Small Cap ETF

IQ Global Oil Small Cap ETF

IQ U.S. Real Estate Small Cap ETF

IndexIQ Trust and IndexIQ ETF Trust are each referred to as a “Trust” and collectively as the “Trusts.”

At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Funds will be asked to consider and approve the following proposals (“Proposals”):

1.	To approve a new Investment Advisory Agreement between each Trust regarding its respective Fund or Funds and IndexIQ Advisors LLC (the “Advisor”); and
2.	To elect two trustees to the Board of Trustees (the “Board”) of each Trust.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposals. You may vote at the Special Meeting if you are a shareholder of record of a Fund as of the close of business on January 15, 2015 (“Record Date”). If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may authorize your proxy by simply: (i) completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided; or (ii) following the instructions on the voting instruction card for authorizing your proxy by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

To avoid unnecessary expenses, I ask for your cooperation in responding promptly. I encourage you to carefully review the enclosed materials, which explain the Proposals in more detail, and vote according to the manner specified, either on the Internet, by mail, by phone or in person.

After careful consideration, the Board of each Trust has approved the Proposals and recommends that shareholders vote “FOR” each Proposal.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact [__] for additional information by calling toll-free [__].

By Order of the Board of Trustees,

_____________________

Adam S. Patti

Chairman and President

____________, 2015

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION	VALID

CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp	John Doe
(3) ABC Corp. c/o John Doe	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe

PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee u/t/d/ 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B	John B. Smith, Custodian f/b/o/
Smith, Jr. UGMA/UTMA	John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

1.	VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

2.	VOTE THROUGH THE INTERNET. You may cast your vote by logging onto the website indicated on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.

3.	VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

4.	VOTE IN PERSON AT THE SPECIAL MEETING.

INDEXIQ TRUST

INDEXIQ ETF TRUST

IQ ALPHA Hedge Strategy Fund IQ Hedge Multi-Strategy Tracker ETF IQ Hedge Macro Tracker ETF IQ Hedge Market Neutral Tracker ETF IQ Global Resources ETF IQ Merger Arbitrage ETF	IQ Real Return ETF IQ Australia Small Cap ETF IQ Canada Small Cap ETF IQ Global Agribusiness Small Cap ETF IQ Global Oil Small Cap ETF IQ U.S. Real Estate Small Cap ETF

800 WESTCHESTER AVENUE, SUITE S-710

RYE BROOK, NEW YORK 10573

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 16, 2015

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards of Trustees (together, the “Board” or “Trustees”) of IndexIQ Trust or IndexIQ ETF Trust (each a “Trust,” and together the “Trusts”) on behalf of the funds listed in the table below (each a “Fund,” and collectively, the “Funds”), each a series of the Trusts, for a Special Meeting of Shareholders of the Funds (“Special Meeting”).

TRUST	FUNDS
IndexIQ Trust	IQ ALPHA Hedge Strategy Fund
IndexIQ ETF Trust

IQ Hedge Multi-Strategy Tracker ETF

IQ Hedge Macro Tracker ETF

IQ Hedge Market Neutral Tracker ETF

IQ Global Resources ETF

IQ Merger Arbitrage ETF

IQ Real Return ETF

IQ Australia Small Cap ETF

IQ Canada Small Cap ETF

IQ Global Agribusiness Small Cap ETF

IQ Global Oil Small Cap ETF

IQ U.S. Real Estate Small Cap ETF

The Special Meeting will be held on March 16, 2015, at 2:00 PM, Eastern time, at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, NY 10022. The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about January ___, 2015 to all shareholders of record of the Funds as of the close of business on January 15, 2015 (“Record Date”).

You are receiving this Proxy Statement because you are a shareholder of one or more of the Funds as of the Record Date.

As is more fully described in this Proxy Statement, shareholders of the Funds will be asked to vote on the following proposals (“Proposals”):

1.	To approve a new Investment Advisory Agreement between each Trust regarding its respective Fund or Funds and IndexIQ Advisors LLC (the “Advisor”); and
2.	To elect two trustees to the Board of Trustees (the “Board”) of each Trust.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Only shareholders of record who owned shares of any class of each Fund on the Record Date are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of each Fund that you own entitles you to vote with respect to any proposal on which such Fund’s shareholders are entitled to vote. Each shareholder is entitled to one vote for each dollar of value represented by the shares the shareholder held as of the Record Date, as calculated using the NAV per share of each Fund on the Record Date. A fractional dollar of value will have a fractional vote.

It is important for you to vote on the Proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

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PROPOSAL 1

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

BETWEEN THE RELEVANT TRUST AND INDEXIQ ADVISORS LLC (THE “ADVISOR”)

On December 1, 2014, Financial Development LLC entered into an Agreement and Plan of Merger (“Merger Agreement”) with New York Life Investment Management Holdings LLC (“NYL Investments”) and other affiliates of NYL Investments, pursuant to which NYL Investments agreed to acquire, directly and indirectly, all of the outstanding equity interests of Financial Development LLC. IndexIQ Advisors LLC (the “Advisor”), the investment adviser to the Funds, is a wholly-owned subsidiary of Financial Development Holdco LLC (“Holdco”), which itself is a subsidiary of Financial Development LLC. The transactions contemplated by the Merger Agreement are referred to herein as the “IQ Acquisition.”

Assuming that all conditions to closing under the Merger Agreement are met, it is anticipated that the IQ Acquisition will close (the “Closing”) in April 2015 and, following the Closing, NYL Investments will control the Advisor through majority ownership of Holdco. Key management personnel of the Advisor and Holdco, including Advisor founders Adam S. Patti and David L. Fogel, will be retained as part of the IQ Acquisition.

The IQ Acquisition will result in a change of control of the Advisor and, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), an automatic termination of (1) the investment advisory agreement, dated May 12, 2008, between the Advisor and IndexIQ Trust and (2) the investment advisory agreement, dated February 2, 2009, as amended, between the Advisor and IndexIQ ETF Trust (each, a “Prior Advisory Agreement” and together the “Prior Advisory Agreements”). As a result, the Merger Agreement’s conditions to Closing include, in the case of the Funds, the approval by the shareholders of the Funds of new investment advisory agreements between each Trust regarding its respective Fund or Funds and the Advisor (collectively, the “Investment Advisory Agreements”) to be in effect from and after the Closing. The closing conditions are more fully described below under “Why are the Investment Advisory Agreements necessary?”

The Boards of Trustees (“Board” or “Trustees”) of each of IndexIQ Trust and IndexIQ ETF Trust (each a “Trust,” and together the “Trusts”), being comprised of the same members, held a joint meeting on December 15, 2014 to review the IQ Acquisition and approve, among other things, the Investment Advisory Agreements that will take effect upon the Closing. Each Trust’s Board, including a majority of such Trust’s Trustees who are not “interested persons” (the “Independent Trustees”), approved the continued retention of the Advisor as the Funds’ investment adviser after the Closing under the new Investment Advisory Agreements, subject to approval by shareholders of the applicable Funds in accordance with the 1940 Act. The Investment Advisory Agreements contain terms that are materially identical to the Prior Advisory Agreements.

Why are the Investment Advisory Agreements necessary?

The Advisor currently serves as the Funds’ investment manager pursuant to the Prior Advisory Agreements. The Prior Advisory Agreements were approved by written consent of each Fund’s initial shareholder (in each case, the Advisor) prior to the commencement of operation of such Fund.

The Closing will result in a change of control of the Advisor and an automatic termination of the Prior Advisory Agreements. At the joint meeting held on December 15, 2014, the Board of each Trust approved their respective Trust’s Investment Advisory Agreement, subject to approval by shareholders of

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the applicable Funds. Each Investment Advisory Agreement must be approved by the shareholders of each Fund to become effective upon the Closing.

The Closing of the IQ Acquisition is subject to a number of customary conditions which need to be satisfied (or waived by the parties to the Merger Agreement) in order for the IQ Acquisition to be completed, including obtaining Board and Fund shareholder approval of the Investment Advisory Agreements with respect to (1) Funds (and other clients of the Advisor) representing at least 66.7% of the Advisor’s annualized investment management, investment advisory, investment sub-advisory and similar fees as of September 30, 2014, and (2) each of IQ ALPHA Hedge Strategy Fund, IQ Hedge Multi-Strategy Tracker ETF and IQ Global Resources ETF (collectively, the “Required Consents”).

What did the Board consider in approving the Investment Advisory Agreements?

Prior Advisory Agreements. Each Fund’s Prior Advisory Agreement was last reviewed and approved by the respective Trust’s Board at a joint meeting of the Boards of the Trusts on March 24, 2014. Each Board reviewed materials received from the Advisor and fund counsel in considering the Prior Advisory Agreements. Each Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Funds such Board oversees.

In preparation for its review of the applicable Prior Advisory Agreements, each Board, including the Independent Trustees of such Board meeting separately, communicated with fund counsel regarding the nature of information to be provided, and fund counsel, on behalf of each Board, sent a formal request for information to the Advisor. The Advisor provided extensive information in response to each request. Among other information, the Advisor provided general information to assist the Board in assessing the nature and quality of services provided by the Advisor and information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about the profitability of the Prior Advisory Agreements to the Advisor and the compliance program of the Advisor.

Based upon its review, each Board, including the Independent Trustees of each Board meeting and voting separately, concluded on March 24, 2014 that it was in the best interest of each respective Fund to renew such Fund’s Prior Advisory Agreement. In reaching this conclusion for each Fund, no single factor was determinative in the Board’s analysis, but rather each Board considered a variety of factors, including the nature, extent and quality of services provided by the Advisor, advisory fees, performance, profitability, economies of scale and other benefits to the Advisor. In approving each Fund’s Prior Advisory Agreement, each respective Board considered separately the best interests of each Fund overseen by such Board.

The specific factors considered by each Board are described in further detail in each respective Fund’s annual report to shareholders dated April 30, 2014. Each Fund will furnish, without charge, a copy of such annual report to any shareholder upon request. Requests should be directed to the Trusts at (888) 934-0777. Annual and semi-annual reports and each Fund’s Prospectus and Statement of Additional Information (“SAI”) are also available at the Fund’s website: http://www.indexiq.com.

New Investment Advisory Agreements. Provided below is an overview of the primary factors the Boards considered in connection with the review of the Investment Advisory Agreements. In determining whether to approve the Investment Advisory Agreement for a Fund, each Board considered separately the best interests of each Fund overseen by such Board. Each Board, including the Independent Trustees meeting and voting separately, approved each respective Fund’s Investment Advisory Agreement.

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Prior to the consideration of the new Investment Advisory Agreements, the Independent Trustees of each Board considered whether to engage independent legal counsel to advise on the process. Each Trust’s organizational documents permit the Independent Trustees to engage independent legal counsel at the cost of the Funds. The Independent Trustees determined not to engage independent legal counsel, given their familiarity with the issues and the material presented for their review and the fact that the management of the Advisor was not changing.

Each Board reviewed materials received from the Advisor, NYL Investments and fund counsel. Each Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of the Advisor and each of the Funds. In the months prior to the Board’s consideration of the Investment Advisory Agreements, the Advisor had provided each Independent Trustee with information regarding a possible strategic transaction and, eventually, details regarding the proposed IQ Acquisition.

Following the execution of the Merger Agreement, an in-person meeting was held on December 15, 2014 and attended by the Trustees of each Board, certain officers of the Trusts and the Advisor and Holdco and representatives of NYL Investments. The officers of the Advisor and representatives of NYL Investments summarized the principal terms of the Merger Agreement, described the IQ Acquisition and the business plans for the Advisor following the consummation of the IQ Acquisition, and answered such questions as were raised at the meeting. At the meeting, the Boards considered and discussed information regarding the impact of the IQ Acquisition on the shareholders of the Funds.

As part of its review process, the Boards, including the Independent Trustees meeting separately, consulted with fund counsel and the Chief Compliance Officer of the Trusts. The Advisor and NYL Investments provided, among other information, information regarding the terms of the IQ Acquisition and potential benefits to the Advisor from the IQ Acquisition. The information provided regarding NYL Investments included (1) financial information concerning NYL Investments and its affiliates, (2) information regarding senior executives of the firm, (3) information regarding other NYL Investments affiliated investment managers, (4) information regarding litigation and regulatory matters and (5) potential conflicts of interest. The Advisor and NYL Investments also provided information regarding NYL Investments’ and the Advisor’s intentions for the business, operations and personnel of the Advisor following the closing of the IQ Acquisition.

The Independent Trustees met in executive session to discuss the IQ Acquisition and the information provided at the Board meeting. The Independent Trustees for each Fund concluded that it was in the best interests of such Fund to approve such Fund’s Investment Advisory Agreement and, accordingly, recommended to the respective Board the approval of each such Fund’s Investment Advisory Agreement. Each Board subsequently approved each of their respective Fund’s Investment Advisory Agreement for a two-year term, to be renewed annually thereafter, and resolved to recommend that the shareholders of each Fund approve such Fund’s Investment Advisory Agreement.

In reaching the conclusion to approve the Investment Advisory Agreement for each Fund, no single factor was determinative in each Board’s analysis, but rather each Board considered a variety of factors. Provided below is an overview of the primary factors the Boards considered in connection with the review of the Investment Advisory Agreements.

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In connection with each Board’s consideration of the Investment Advisory Agreement, the respective Trustees considered, among other information, the following factors, in addition to other factors noted in this Proxy Statement:

  within the last year, the Board had engaged in a thorough review of the various factors, including fees and performance, that are part of the decision whether to continue an advisory agreement;
  Board approval of the new Investment Advisory Agreements is a condition to the Closing of the IQ Acquisition;
  the statements of the Advisor and its parent entity, Holdco, to the Boards that the manner in which the Funds’ assets are managed will not change as a result of the IQ Acquisition;
  the aggregate advisory fee rate payable by each Fund will not change under such Fund’s Investment Advisory Agreement;
  there are no material differences between the terms of each Fund’s Investment Advisory Agreement and the terms of such Fund’s Prior Advisory Agreement;
  the capabilities of the Advisor’s personnel who will provide advisory, management, shareholder servicing and administrative services to the Funds are not expected to change, and the key personnel who currently provide advisory, management, shareholder servicing and administrative services to the Funds are expected to continue to do so after the IQ Acquisition;
  the assurance from the Advisor and NYL Investments that following the IQ Acquisition there will not be any diminution in the nature, quality and extent of services provided to the Funds;
  the impact of the IQ Acquisition on the Advisor’s day-to-day operations, including, without limitation, the potential increase in resources available to Advisor personnel as a result of the Advisor becoming a subsidiary of NYL Investments;
  the reputation, capabilities, experience, organizational structure and financial resources of NYL Investments;
  the long-term business goals of NYL Investments and the Advisor with regard to the business and operations of the Advisor;
  that shareholders of the Funds will not bear any costs in connection with the IQ Acquisition, inasmuch as the Advisor will bear the costs, fees and expenses incurred by the Funds in connection with this Proxy Statement, the solicitation of proxies, and any other costs of the Funds associated with the IQ Acquisition; and
  that the Advisor, Holdco and NYL Investments will not impose or seek to impose any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) on the Funds as a result of the IQ Acquisition or any express or implied terms, conditions or understandings applicable to the IQ Acquisition.

The Boards also considered the terms of the Merger Agreement and related transactions that constitute the IQ Acquisition, including the payments to be made by NYL Investments to the indirect owners of the Advisor in connection with the IQ Acquisition and employment relationships of the Advisor post-Closing. The Trustees considered that the financial and other benefits of the IQ Acquisition flow to the indirect owners of the Advisor. Consideration for the IQ Acquisition consists of a lump sum cash payment by NYL Investments upon the Closing to the indirect owners of the Advisor, who (directly and indirectly) own Financial Development LLC, the parent company of Holdco (which is the immediate parent company of the Advisor). The indirect owners of the Advisor include Adam S. Patti, the Chairman of the Board of each Trust. Related to the Merger Agreement and as part of the post-Closing employment arrangements of the Advisor, NYL Investments has also agreed that Holdco will issue at the Closing non-controlling minority equity interests to Adam S. Patti and David L. Fogel, two of the founders of the Advisor (the “Founders”) who also currently own equity in Financial Development LLC, the value of which will be dependent upon their future continued services to the Advisor’s business and the future growth in the revenues of the exchange-traded fund business at NYL Investments (including through the Advisor). The Founders are required upon the Closing to commit to significant new non-competition restrictions and other related restrictive covenants.

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Nature, Scope and Quality of Services to be Provided by the Advisor

Each Board noted that key investment and management personnel servicing the Funds are expected to remain with the Advisor following the Closing of the IQ Acquisition and that the services provided to the Funds by the Advisor are not expected to change. Each Board also considered the Advisor’s and NYL Investments’ representations to the Boards that NYL Investments intends for the Advisor to continue to operate following the Closing in much the same manner as it operates today, and that the impact of the IQ Acquisition on the day-to-day operations of the Advisor would be neutral or positive. Each Board also considered NYL Investments’ statement that the Advisor’s compliance policies and procedures, disaster recovery plans, information security controls and insurance program would not change materially following consummation of the IQ Acquisition. Based on this review, each Board concluded that the range and quality of services provided by the Advisor to the Funds were expected to continue under the Investment Advisory Agreement at the same or improved levels.

Investment Performance

The Boards considered that the portfolio management personnel currently responsible for the management of the portfolios were expected to continue to manage the portfolios following the Closing of the IQ Acquisition with at least the same or improved resources. The Boards concluded that these factors supported approval of each Investment Advisory Agreement.

Costs of the Services to be Provided, and Profits to be Realized, by the Advisor

Each Board noted that it was too early to predict how the IQ Acquisition may affect the Advisor’s future profitability from its relationship with the Funds, but concluded that this matter would be given further consideration on an annual basis going forward. Each Board also noted that Advisor’s fee rates under each Fund’s Investment Advisory Agreement are the same as those assessed under such Fund’s Prior Advisory Agreement.

Extent to Which Economies of Scale May Be Realized as the Funds Grow

Each Board considered any potential economies of scale that may result from the IQ Acquisition. Each Board further noted NYL Investments’ statement that such economies of scale could not be predicted in advance of the Closing of the IQ Acquisition but that some were expected due to the Advisor being able to draw on NYL Investments’ capabilities in fund compliance and administration that exist for other investment companies advised and sub-advised by NYL Investments.

Reasonableness of Investment Advisory Fees

Each Board also considered the fact that the advisory fee rates payable to the Advisor would be the same under each Fund’s Investment Advisory Agreement as they are under such Fund’s Prior Advisory Agreement, which had been determined to be reasonable at the March 24, 2014 meeting of the Boards. At the December 15, 2014 meeting, each Board conducted a new analysis of the fee rates payable for each Fund, concluding them to be reasonable. The Boards concluded that these factors supported approval of each Fund’s Investment Advisory Agreement.

How is the Continued Retention of the Advisor Expected to Affect Shareholders of the Funds?

The Board determined that, in the near term, the IQ Acquisition was likely to result in service to the Funds from the Advisor that is as good as, if not improved relative to, the service provided by the Advisor in the past. This determination was made based primarily upon the continuation of the personnel of the

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Advisor. The Board also considered the likelihood that the IQ Acquisition may result in increased resources available to such personnel. As a result, the Board determined that the continuation of the services of the Advisor to the Funds after the Closing of the IQ Acquisition was beneficial to such Funds and their shareholders.

Other Benefits

Each Board noted its determination that the advisory fees were reasonable, taking into consideration other benefits to the Advisor. Each Board also considered other benefits to the Advisor, NYL Investments and their affiliates expected to be derived from their relationships with the Funds, and noted that no additional benefits were reported by the Advisor or NYL Investments as a result of the approval of the Investment Advisory Agreements. Therefore, the Boards concluded that the advisory fees continued to be reasonable, taking into consideration other benefits.

Changes to the IQ ALPHA Hedge Strategy Fund Class Structure and Distribution Arrangements

At the meeting, the Board considered proposed changes to the IndexIQ Trust’s Rule 18f-3 Multi-Class Plan and the distribution arrangements of the IndexIQ Trust, in each case proposed as a part of the IQ Acquisition. Determining that such changes would be beneficial to the shareholders of the IQ ALPHA Hedge Strategy Fund and any other future fund of the IndexIQ Trust, the Board approved these changes, conditioned upon the closing of the IQ Acquisition.

The Board considered and approved, conditioned upon the Closing of the IQ Acquisition, a new Rule 18f-3 Multi-Class Plan for the Trust. Under the new Rule 18f-3 Multi-Class Plan, the classes of shares of the IQ ALPHA Hedge Strategy Fund (the “Mutual Fund”) will be amended immediately upon the Closing. As more fully described below, presently outstanding Investor Class shares of the Mutual Fund will be converted into Class A shares of the Mutual Fund and presently outstanding Institutional Class shares of the Mutual Fund will be converted into Class I shares of the Mutual Fund:

•	Investor Class of shares will be converted into Class A shares, which shall have a higher minimum investment threshold ($25,000); provided, however, that all accounts currently holding Investor Class shares at Closing will be exempt from such higher minimum investment threshold for so long as such account remains open.
•	The minimum subsequent subscription amount applicable to Investor Class shares will be eliminated upon conversion to Class A shares (the Investor Class shares currently have a $100 minimum subscription purchase amount).
•	Class A shares will have a maximum initial sales charge of 5.50% (which will decrease based upon purchase amount), provided, however, that existing accounts of shareholders that hold Investor Class shares will not be subject to such initial sales charge.
•	Class A shares that are load waived may have a contingent deferred sales charge of up to 1.00% if redeemed within one year of purchase, provided, however, that no contingent deferred sales charge will be imposed upon existing Investor Class shares that are converted into Class A shares.
•	The Institutional Class of shares will be converted into Class I shares, which shall have a higher minimum investment threshold ($5,000,000) for individuals (there will be no minimum investment threshold for institutions); provided, however, that all accounts currently holding Institutional Class shares shall be exempt from such higher minimum investment threshold for so long as such account remains open.
•	The 2.00% redemption fee imposed upon the redemption of Investor Class shares held for fewer than seven days will be eliminated. In conjunction with the elimination of the redemption fee on Investor Class shares of the IQ ALPHA Hedge Strategy Fund, the IndexIQ Trust adopted new Frequent Trading Procedures to monitor excessive trading.

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Investor Class shares converted to Class A shares after the Closing will continue to be charged a Rule 12b-1 fee of 0.25% under the Mutual Fund’s Rule 12b-1 plan.

Because of eligibility and other requirements, Class A and Class I shares are not available for all financial intermediary firms (e.g., broker dealers, investment platforms or investment accounts). Therefore, if you move to a different financial intermediary, or the policies of your current financial intermediary change, you may not be able to hold and/or purchase Class A or Class I shares of the Mutual Fund or you may be subject to certain investment minimums, sales charges or other restrictions, that are different from or in addition to those described above. Alternatively, Class A and Class I shareholders of the Mutual Fund may maintain their accounts directly with Bank of New York Mellon (in its capacity as Transfer Agent to IndexIQ Trust) in order to continue to hold and purchase Class A or Class I shares.

Additionally, under the new Rule 18f-3 Multi-Class Plan, the Trust may, in the future, create additional new classes of shares for the Mutual Fund or any other fund of the IndexIQ Trust.

The Board also considered and approved, conditioned upon the closing of the IQ Acquisition, a change in the distribution arrangements applicable to the IndexIQ Trust and its Mutual Fund. Under the new arrangement, which will take effect immediately upon the Closing of the IQ Acquisition, ALPS Distributors Inc. (“ALPS”) will resign as Distributor of the Fund and NYLIFE Distributors LLC (“NYL Distributors”), an affiliate of NYL Investments, will be appointed Distributor of the Mutual Fund.

In consideration of the proposed Distribution Agreement between IndexIQ Trust and NYL Distributors, the Board of the IndexIQ Trust, including the Independent Trustees voting separately, examined the proposed terms according to the same standards with which they examined the new Investment Advisory Agreement.

At the Board meeting of December 15, 2014, representatives from NYL Distributors and ALPS also described marketing and distribution service that are being provided by NYL Distributors to ALPS in respect of the Funds of both Trusts on a temporary basis in anticipation of the Closing of the IQ Acquisition. These marketing and distribution services supplement the distribution services already provided by ALPS. The term of the marketing and distribution services arrangement is from January 1, 2015 until terminated by either ALPS or NYL Distributors.

If the IQ Acquisition does not close, the IndexIQ Trust’s existing Rule 18f-3 Multi-Class Plan and its Distribution Agreement with ALPS will continue in effect. It is anticipated that the temporary marketing and distribution services arrangement between NYL Distributors and ALPS also will be terminated at or around the anticipated date of the Closing of the IQ Acquisition, regardless of whether the Closing actually occurs. Upon the Closing, the agreement under which the temporary marketing and distribution services is provided will not be required for the Mutual Fund of the IndexIQ Trust since NYL Distributors will become the Distributor of the Trust and the Mutual Fund.

Provision of Distribution Services to the IndexIQ ETF Trust

At the meeting, representatives from NYL Distributors and ALPS described marketing and distribution services that are being provided by NYL Distributors to ALPS in respect of the Funds of IndexIQ ETF Trust. The marketing and distribution services supplement the distribution services already provided

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by ALPS. The term of the marketing and distribution services arrangement is from January 1, 2015 until terminated by either ALPS or NYL Distributors. If the IQ Acquisition fails to close, it is anticipated that the marketing and distribution services arrangement between NYL Distributors and ALPS will be terminated at or around the anticipated date of the Closing of the IQ Acquisition.

What are the terms of the Investment Advisory Agreement?

The forms of the Investment Advisory Agreements are included as Exhibits A and B to this Proxy Statement, and the description of terms in this section is qualified in its entirety by reference to Exhibits A and B. There are no material differences between the terms of each Investment Advisory Agreement and the corresponding Prior Advisory Agreement, except for certain Fund name changes, the dates of execution and term of agreement.

Under the Investment Advisory Agreement, the Advisor will be entitled to receive an annual fee based on the average daily net assets of each Fund as set forth in the table below. These fees are the same as is provided for in the Prior Advisory Agreement:

FUND	INVESTMENT ADVISORY FEE
IQ ALPHA Hedge Strategy Fund	0.95%
IQ Hedge Multi-Strategy Tracker ETF	0.75%
IQ Hedge Macro Tracker ETF	0.75%
IQ Hedge Market Neutral Tracker ETF	0.75%
IQ Global Resources ETF	0.75%
IQ Merger Arbitrage ETF	0.75%
IQ Real Return ETF	0.48%
IQ Australia Small Cap ETF	0.69%
IQ Canada Small Cap ETF	0.69%
IQ Global Agribusiness Small Cap ETF	0.75%
IQ Global Oil Small Cap ETF	0.75%
IQ U.S. Real Estate Small Cap ETF	0.69%

If approved by shareholders and if the IQ Acquisition closes, the Investment Advisory Agreement will become effective upon the Closing of the IQ Acquisition and, unless sooner terminated, will continue for an initial term ending in two years. Thereafter, each Investment Advisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by a vote of a majority of the outstanding shares of each Fund, and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The IndexIQ Trust and the Advisor had previously entered into an Expense Limitation Agreement dated August 24, 2012, and renewed most recently at the March 24, 2014 meeting of the Board of such Trust, in respect of the IQ ALPHA Hedge Strategy Fund. Under the Expense Limitation Agreement, the Advisor has contractually agreed to reduce its management fees and to reimburse other expenses of the Mutual Fund to the extent “Total Annual Fund Operating Expenses” (excluding interest, taxes, brokerage fees and commissions, dividends paid on short sales, Acquired Fund Fees & Expenses, extraordinary expenses, and Distribution and or Service (12b-1) Fees, if any), as a percentage of average daily net assets, exceed 1.65% for the Institutional Class shares and Investor Class shares through September 30, 2015. The Expense Limitation Agreement will continue in accordance with its terms.

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Obtaining the Required Consents, including approval of the Investment Advisory Agreements by the shareholders of IQ Hedge Multi-Strategy Tracker ETF, IQ Hedge Multi-Strategy Tracker ETF and IQ Global Resources ETF, is one of the Required Consent Closing conditions of the IQ Acquisition. In the event that the Required Consents are not obtained as to any Fund and the IQ Acquisition is nonetheless consummated, the Board, in consultation with the Advisor, will consider the options available to the Funds. If the IQ Acquisition does not close, the Prior Advisory Agreements will continue in effect, subject to the supervision of the Board, and the new Investment Advisory Agreements will not take effect. If the IQ Acquisition does close, but any one or more Funds does not approve the new Investment Advisory Contract, the Board will determine how best to proceed with such Fund(s) and such determination may include the closing of such Fund(s).

Each Investment Advisory Agreement provides that the Advisor will not be liable to the Funds, or any shareholder of the Funds, for any act or omission in the course of, or connected with, its services under the Investment Advisory Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from the Advisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Investment Advisory Agreement, or reckless disregard of its obligations or duties under the Investment Advisory Agreement.

Will there be any changes to the Funds as a result of the IQ Acquisition and/or Proposal #1?

Following the Closing of the IQ Acquisition and approval by shareholders of the Investment Advisory Agreement, the name of each Fund will change as follows:

CURRENT FUND NAME	NEW FUND NAME
IQ ALPHA Hedge Strategy Fund	MainStay IQ Hedge Multi-Strategy Plus Fund
IQ Hedge Multi-Strategy Tracker ETF	MainStay IQ Hedge Multi-Strategy Tracker ETF
IQ Hedge Macro Tracker ETF	MainStay IQ Hedge Macro Tracker ETF
IQ Hedge Market Neutral Tracker ETF	MainStay IQ Hedge Market Neutral Tracker ETF
IQ Global Resources ETF	MainStay IQ Global Resources ETF
IQ Merger Arbitrage ETF	MainStay IQ Merger Arbitrage ETF
IQ Real Return ETF	MainStay IQ Real Return ETF
IQ Australia Small Cap ETF	MainStay IQ Australia Small Cap ETF
IQ Canada Small Cap ETF	MainStay IQ Canada Small Cap ETF
IQ Global Agribusiness Small Cap ETF	MainStay IQ Global Agribusiness Small Cap ETF
IQ Global Oil Small Cap ETF	MainStay IQ Global Oil Small Cap ETF
IQ U.S. Real Estate Small Cap ETF	MainStay IQ US Real Estate Small Cap ETF

The ticker symbols and CUSIP numbers for the Funds will remain unchanged after the Closing.

Additionally, the following changes will take place:

  The Audit Committee and the Board of each Trust will consider whether or not to change the Funds’ independent registered public accounting firm.
  The principal underwriter for IndexIQ Trust and its ALPHA Hedge Strategy Fund will be NYL Distributors, an affiliate of NYL Investments.
  NYL Distributors will provide enhanced marketing and distribution services to the Funds of the IndexIQ ETF Trust through a distribution services arrangement with ALPS.
  A new 18f-3 Multi-Class Plan will be adopted by the IndexIQ Trust for the IQ ALPHA Hedge Strategy Fund only (further description of the new 18f-3 Multi-Class Plan and its effect on the Mutual Fund is provided above).
  For the IQ ALPHA Hedge Strategy Fund only, the redemption fee will be eliminated and new Frequent Trading Procedures will be adopted. The redemption fee previously was applicable to Investor Class shares held for less than seven days.

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Will the Funds bear the expenses of the Special Meeting?

All of the expenses relating to the Special Meeting, including the costs of solicitation of proxies and voting instructions, will be borne by NYL Investments. It is estimated that the total cost will be between $[__] and $[__].

INFORMATION ABOUT INDEXIQ ADVISORS LLC

The Advisor has been registered as an investment adviser with the SEC since August 2007 and is an indirect wholly-owned subsidiary of Financial Development Holdco LLC. The Advisor’s principal office is located at 800 Westchester Avenue, Suite S-710, Rye Brook, New York 10573. As of October 31, 2014, the Advisor had approximately $1.55 billion in assets under management.

BROKERAGE COMMISSIONS ON FUND TRANSACTIONS

In placing orders for portfolio securities of a Fund, the Advisor is generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Exchange Act”), the Advisor may cause a Fund to pay a broker-dealer a commission for effecting a securities transaction for such Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Advisor makes a good faith determination that the broker’s commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Advisor’s overall responsibilities to the Fund and its other investment advisory clients. The practice of using a portion of a Fund’s commission dollars to pay for brokerage and research services provided to the Investment Advisor is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Advisor’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Research products and services provided to the Advisor by broker-dealers that effect securities transactions for a Fund may be used by the Advisor in servicing all of its accounts, including other Funds. Accordingly, not all of these services may be used by the Advisor in connection with the subject Fund. Some of these products and services are also available to the Advisor for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the advisory fees paid to the Advisor for services provided to the Fund. The Advisor’s expenses would likely increase if the Advisor had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other Fund or other investment company or advisory account for which the Advisor acts as investment advisor or sub-investment advisor), the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the

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manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

The Funds do not have any affiliated broker/dealers. However, following the closing of the IQ Acquisition, the Funds will have one affiliated broker/dealer, NYL Distributors. NYL Distributors is a limited purposed broker/dealer and a wholly-owned subsidiary of NYL Investments.

Required Vote

Approval of an Investment Advisory Agreement for a Fund will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of such Fund, as appropriate, which is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy; or (ii) more than 50% of the outstanding voting shares of the Fund.

Only shareholders of record who owned shares of any class of each Fund on the Record Date are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of each Fund that you own entitles you to vote with respect to any proposal on which such Fund’s shareholders are entitled to vote. Each shareholder is entitled to one vote for each dollar of value represented by the shares the shareholder held as of the Record Date, as calculated using the NAV per share of each Fund on the Record Date. A fractional dollar of value will have a fractional vote.

BOARD RECOMMENDATION:

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

OF THE FUNDS VOTE “FOR” THE APPROVAL OF

THE INVESTMENT ADVISORY AGREEMENT

* * * * * * * * * *

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PROPOSAL 2

ELECTION OF TRUSTEES

Shareholders of the Funds of the Trusts are being asked to elect the nominees to each Board as shown in the table below. Although separate Boards represent each Trust, the composition of each Board has been identical and the proposed composition of the Boards will continue to mirror each other.

At a meeting held on December 15, 2014, the Board, upon the recommendation of the Nominating Committee of the Board, increased the size of the Board of each Trust to four persons and nominated two new nominees for election to the Board. In each case, such actions were contingent upon the closing of the IQ Acquisition. For a period of three years after the Closing, Section 15(f) of the 1940 Act requires that each Trust have a Board of which at least 75% of the Trustees are Independent Trustees. The election of the two new nominees to each Board is intended, among other things, to allow each Trust to fulfill its 1940 Act obligations after the Closing.

Only Reena Aggarwal, Gene Chao and Adam S. Patti currently serve as trustees of the Trusts. Ms. Aggarwal and Mr. Chao, who are considered to be Independent Trustees and are the sole members of the Nominating Committee of each Trust, recommended Michael A. Pignataro and Paul D. Schaeffer as Independent Trustee nominees.

INDEPENDENT TRUSTEE NOMINATIONS

Michael A. Pignataro

Paul D. Schaeffer

Gene Chao, currently an Independent Trustee, will resign upon the Closing of the IQ Acquisition discussed under Proposal #1.

The IQ Acquisition is subject to certain closing conditions. To the extent that those closing conditions are not met (or waived by the parties to the Merger Agreement) and the IQ Acquisition is not consummated, the election of new Trustees shall not become effective. Furthermore, Mr. Chao is not expected to tender his resignation unless the IQ Acquisition closes.

If all of the nominees are elected, the Board of each Trust will consist of three Trustees who are Independent Trustees. The Board of each Trust also will consist of one Trustee who is considered to be an “interested person” of each Trust as defined in the 1940 Act (the “Non-Independent Trustee”). Trustees and officers serve until their successors are duly elected and qualified.

The current Independent Trustees and nominees, their term of office and length of time served, their principal business occupations during the past five years, the number of funds for which the Advisor, or an affiliated person of the Advisor, serves as investment adviser (the “Fund Complex”) overseen by the Independent Trustees and nominees, and other directorships, if any, held by the Independent Trustees and nominees are shown below. The information in the following table is as of December 15, 2014. The address of each Trustee or officer is c/o IndexIQ, 800 Westchester Avenue, Suite S-710, Rye Brook, New York 10573.

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INDEPENDENT TRUSTEES

Name and Year of Birth	Position(s) Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Reena Aggarwal 1957	Trustee	Since August 2008	Robert E. McDonough Professor (2003 to present) and Professor of Finance (2000 to 2003), McDonough School of Business, Georgetown University; Co-Chair of Board, Social Innovations and Public Service Fund, Georgetown University (2012 to 2014); and Director, Brightwood Capital Advisors, L.P. (2013 to present)	12	FBR & Co. (investment bank)(2011 to present); Hennessy Funds Trust (fka The FBR Funds) (2006 to 2011)
Gene Chao, 1970	Trustee	Since August 2008	Managing Director, Global Infrastructure Services, Computer Services Corp. (2013 to present); Vice President - Infrastructure Services, Capgemini (2012 to present); Vice President, Global Industries Strategy & Solutions, Juniper Networks (2011 to 2012); Vice President & GM, Global Network, Hewlett-Packard (2010 to 2011); and Vice President, Strategic Services, Dimension Data, Americas (2007 to 2010).	12	None
Michael A. Pignataro, 1959	Nominee	N/A	Proprietor, Countless Collectables LLC (online retailer) (2009 to present); Director, Credit Suisse Asset Management (2001 to 2013); and Chief Financial Officer, Credit Suisse Funds (1996 to 2013)	N/A	None
Paul D. Schaeffer, 1951	Nominee	N/A	President, AlphaHut (dba Aspiring Solution Partners) (financial services consulting) (2013 to present); Managing Director, Forward Management LLC (asset management) (2010 to 2013); and President, Reflow Management (mutual fund service provider) (2008 to 2010).	N/A	Context Capital Funds (mutual fund trust) (2014 to present); PopTech! (conference operator) (2012 to present)

The Non-Independent Trustee, his term of office and length of time served, his principal business occupations during the past five years, the number of funds in the Fund Complex overseen by the Non-Independent Trustee, and the other directorships, if any, held by the Non-Independent Trustee, are shown below. The information in the following table is as of December 15, 2014.

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INTERESTED TRUSTEE

Name and Year of Birth	Position(s) Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Adam S. Patti(2) 1970	Chairman and Trustee President and Principal Executive Officer	Since November 2008 Since July 2008	Chairman, Trustee, President and Principal Executive, IndexIQ Trust (2008 to present); Chief Executive Officer, the Investment Advisor (2007 to present); and Chief Executive Officer, IndexIQ (2006 to present).	12	None

(1) The Funds are part of a “fund complex” as defined in the 1940 Act. The fund complex includes all open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this Proxy Statement, the fund complex consists of 12 funds.

(2) Mr. Patti is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

Responsibilities of the Board

The business of each Trust is managed under the direction of such Trust’s Board. Each Board has considered and approved contracts, under which certain companies provide essential management and administrative services to the Trusts. The day-to-day business of the Trusts, including the day-to-day management of risk, is performed by certain service providers of the Trusts, such as the Advisor, distributor and administrator. Each Board is responsible for overseeing its Trusts’ service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks such as events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of each Trust or its Funds.

A Board’s role in risk management oversight begins before the inception of an investment portfolio, at which time the Advisor presents the Board with information concerning the investment objectives, strategies and risks of the investment portfolio. Additionally, the Advisor provides the Board with an overview of, among other things, the firm’s investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the investment portfolio’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the service providers, including the Trust’s Chief Compliance Officer and its independent registered public accounting firm. Each Board and, with respect to identified risks that relate to its scope of expertise, its Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

Under the overall supervision of the Board and the Audit Committee, the service providers to each Trusts employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and its Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of a Trust’s business and, consequently, for managing the risks associated with that activity.

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Each Board is responsible for overseeing the nature, extent and quality of the services provided to its supervised Funds by the Advisor and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the investment advisory agreement with the Advisor, the Board receives detailed information from the Advisor. Among other things, the Board regularly considers the Advisor’s adherence to each Fund’s investment restrictions and compliance with various policies and procedures of the Trusts and with applicable securities regulations. The Board also reviews information about each Fund’s performance and investments.

The Trusts’ Chief Compliance Officer meets regularly with each Board to review and discuss compliance and other issues. At least annually, the Trusts’ Chief Compliance Officer provides each Board with a report reviewing the adequacy and effectiveness of the relevant Trust’s policies and procedures and those of its service providers, including the Advisor. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

Each Board receives reports from the relevant Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, the independent registered public accounting firm reviews with the Audit Committee for each Trust’s Board its audit of the financial statements of the relevant Funds, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

Each Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports each Board receives and the Board’s discussions with the service providers to the Trusts, it may not be made aware of all of the relevant information of a particular risk. Most of the Trusts’ investment management and business affairs are carried out by or through the Advisor and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trusts’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, each Board’s risk management oversight is subject to substantial limitations.

Board Committees

Audit Committee. The principal responsibilities of each Board’s Audit Committee are the appointment, compensation and oversight of the applicable Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors. Each Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of each Fund’s financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (vi) act as a liaison between the Trust’s independent auditors and the full Board. The Board of each Trust

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has adopted a written charter for its Audit Committee. The Audit Committee is comprised solely of Independent Trustees. During the fiscal year ended April 30, 2014, the Audit Committee met two times.

Nominating Committee. The Nominating Committee has been established to: (i) assist the Board of Trustees in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trusts or the Advisor or distributor (as defined by the 1940 Act); and (iii) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Nominating Committee. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. During the fiscal year ended April 30, 2014, the Nominating Committee met once.

On December 15, 2014, the Nominating Committees of both Trusts held a joint meeting at which they considered and proposed to the Board the nomination of Michael A. Pignataro and Paul D. Schaeffer to stand for election as Independent Trustees of each Trust. In doing so, the Nominating Committee evaluated the candidates’ character, judgment, business experience, diversity and acumen, as well as their status and ability to serve as Independent Trustees. In determining the independence of the nominees from the Trust, the Advisor and NYL Investments, the Nominating Committee considered both the letter and spirit of the 1940 Act.

Upon receipt of the recommendations of the Nominating Committees of the Trusts, the full Boards of the Trusts each passed resolutions to nominate Michael A. Pignataro and Paul D. Schaeffer to stand for election by the shareholders as Independent Trustees of each Trust.

Valuation Committee. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Funds in accordance with the Trusts’ Valuation Procedures. Reena Aggarwal, Gene Chao, Adam S. Patti and David L. Fogel serve on the Valuation Committee, which meets on an ad hoc basis. During the fiscal year ended April 30, 2014, the Valuation Committee did not meet.

Compensation of Trustees

Each Trust compensates its Independent Trustees separately. For each in person quarterly Board Meeting of each Trust, each Independent Trustee receives $5,000. For each additional in person meeting, each Independent Trustee receives $3,000 and for any phone meeting, each Independent Trustee receives $2,000. As chair of the Audit Committee of each Trust, Ms. Aggarwal receives an annual stipend of $20,000 from IndexIQ Trust and $10,000 from IndexIQ ETF Trust. In addition, the Independent Trustees are reimbursed for all reasonable travel expenses relating to their attendance at the Board Meetings.

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During the prior fiscal year ended April 30, 2014, these Trustee fees were $2,500 for regularly scheduled in person meetings, $1,500 for additional in person meetings, and $1,000 for telephonic meetings. Ms. Aggarwal’s Audit Committee chair stipend was $5,000 for each Trust. The following table sets forth certain information with respect to the estimated compensation of each Trustee for the fiscal year ended April 30, 2014:

Name and Position	Aggregate Compensation from the IndexIQ Trust	Aggregate Compensation from the IndexIQ ETF Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trusts and Fund Complex Paid to Trustees(1)
Reena Aggarwal	$15,500	$10,500	N/A	N/A	$26,000
Gene Chao	$5,500	$5,500	N/A	N/A	$11,000
Adam S. Patti	None	None	None	None	None

Share Ownership Information

As of December 15, 2014, none of the current Trustees (Reena Aggarwal, Gene Chao and Adam S. Patti) or the nominees for election as Trustee (Michael A. Pignataro and Paul D. Schaeffer) own shares in the Funds of either the IndexIQ Trust or the IndexIQ ETF Trust.

Required Vote

Trustees are elected by the affirmative vote of a plurality of shares present at the meeting, either in person or by proxy, and entitled to vote. This means that the two nominees who receive the largest number of votes will be elected as Trustees. In the election of Trustees, votes may be cast in favor or withheld.

Only shareholders of record who owned shares of any class of each Fund on the Record Date are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of each Fund that you own entitles you to vote with respect to any proposal on which such Fund’s shareholders are entitled to vote. Each shareholder is entitled to one vote for each dollar of value represented by the shares the shareholder held as of the Record Date, as calculated using the NAV per share of each Fund on the Record Date. A fractional dollar of value will have a fractional vote.

BOARD RECOMMENDATION:

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” EACH OF THE NOMINEES

* * * * * * * * * *

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VOTING INFORMATION

This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Funds on or about ______________, 2015. Only shareholders of record as of the close of business on the Record Date, January 15, 2015, will be entitled to notice of, and to vote at, the Special Meeting. Shareholders are only entitled to vote on such matters that apply to the Funds for which they were Shareholders as of the Record Date.

Voting of Proxies. If you attend the Special Meeting you may vote in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.

You may also authorize your proxy on the Internet or by touch-tone telephone. These options require you to input a control number, which is located on each proxy card. After inputting the control number, you will be prompted to authorize your proxy on the Proposals. You will have an opportunity to review your authorization and make any necessary changes before submitting your authorization and terminating your telephone call or Internet connection.

Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Proposals. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by: (i) delivering to the Secretary of the Trust written notice of the revocation; (ii) delivering to the Trusts a proxy with a later date; or (iii) voting in person at the Special Meeting.

In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to a Proposal, such proxy will be voted “FOR” the Proposal and in the discretion of the proxy holder with regard to any other proposal.

Quorum Requirements. A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposals.

For the IndexIQ Trust and the IQ ALPHA Hedge Strategy Fund, the presence in person or by proxy of the holders of record of shares issued and outstanding and entitled to vote representing more than fifty percent of the total combined net asset value of all shares issued and outstanding and entitled to vote on the Record Date shall constitute a quorum for the transaction of any business at the Special Meeting.

For the IndexIQ ETF Trust and its Funds, the holders of thirty-three and one-third percent (33-1/3%) of the outstanding shares of each Fund entitled to vote on the Record Date present, in person or by proxy, at the Special Meeting shall constitute a quorum. Notwithstanding the Bylaws requirement, for the purposes of Proposal #1, the quorum requirement will effectively be more than fifty percent of the total combined net asset value of all shares issued and outstanding and entitled to vote on the Record Date.

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The following chart reflects the total number of shares outstanding as of the Record Date for each class of the Fund:

FUND NAME	OUTSTANDING SHARES
IQ ALPHA Hedge Strategy Fund	[To be Provided]
IQ Hedge Multi-Strategy Tracker ETF	[To be Provided]
IQ Hedge Macro Tracker ETF	[To be Provided]
IQ Hedge Market Neutral Tracker ETF	[To be Provided]
IQ Global Resources ETF	[To be Provided]
IQ Merger Arbitrage ETF	[To be Provided]
IQ Real Return ETF	[To be Provided]
IQ Australia Small Cap ETF	[To be Provided]
IQ Canada Small Cap ETF	[To be Provided]
IQ Global Agribusiness Small Cap ETF	[To be Provided]
IQ Global Oil Small Cap ETF	[To be Provided]
IQ U.S. Real Estate Small Cap ETF	[To be Provided]

Votes Necessary to Approve the Proposals. Approval of Proposal #1 will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of each Fund, as appropriate, which is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy; or (ii) more than 50% of the outstanding voting shares of the Fund.

With respect to Proposal #2, approval will require the affirmative vote of a plurality of votes cast at the Special Meeting for each nominee.

Each shareholder is entitled to one vote for each dollar of value represented by the shares the shareholder held as of the Record Date, as calculated using the NAV per share of each Fund on the Record Date. A fractional dollar of value will have a fractional vote.

Effect of Abstentions. The Funds expect that, before the Special Meeting, broker/dealer firms holding shares of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners. If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. Abstentions and broker non-votes will not, however, be counted as votes “FOR” the Proposals. Therefore, abstentions and broker non-votes will have the effect of a “NO” vote with respect to the Proposals.

Adjournments. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Proposals have not been received at the time of the Special Meeting, or for any other reason consistent with applicable law, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that may be voted in favor of a Proposal and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal.

Solicitation Expenses and other Expenses Related to the Special Meeting. The expenses relating to the Special Meeting, including the preparation, distribution, and tabulation of the proxy and costs related to the necessary prospectus supplements will be borne by NYL Investments. These costs are estimated to be between $[__] and $[__]. The Funds have retained [__] to provide proxy solicitation and tabulation services in connection with the Special Meeting.

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Other Matters to Come Before the Special Meeting. The Funds do not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting, it is the intention of the Funds that proxies not containing specific restrictions to the contrary will be voted as described above under “Adjournments” with respect to proposals to adjourn the Special Meeting to solicit additional proxies in favor of the Proposals and in the discretion of the proxy holder on any other matters.

Future Shareholder Proposals. A shareholder may request inclusion of certain proposals for action in the Trusts’ proxy statements and on the Trusts’ proxy cards for shareholder meetings, which the shareholder intends to introduce at such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to [__]. Any shareholder proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to shareholders in order to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trusts are not required to hold regular meetings of shareholders, and in order to minimize its costs, do not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trusts’ management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

OTHER INFORMATION

Form of Organization.

Each Trust is an open-end management investment company, organized as a Delaware statutory trust. The Funds are governed by a Board of Trustees consisting of three members, two of whom are not “interested persons” of the Trust as defined in the 1940 Act. For more information about the Funds or the Trusts, please see each Fund’s SAI.

Manager and Administrator.

IndexIQ Advisors LLC, 800 Westchester Avenue, Suite N-710, Rye Brook, New York 10573 is a limited liability company organized under the laws of Delaware and serves as the investment manager to the Funds. As of October 31, 2014, the Advisor had approximately $1.55 billion in assets under management.

Distributor.

ALPS Distributors, Inc., is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203 and services as the Funds’ principal underwriter. ALPS is a broker/dealer registered under the Exchange Act, as amended, and a member of the Financial Industry Regulatory Authority.

Upon the closing of the IQ Acquisition, ALPS will resign from its role as distributor of the IndexIQ Trust and the IQ ALPHA Hedge Strategy Fund, but will continue to serve the IndexIQ ETF Trust and its Funds. NYL Distributors, an affiliate of NYL Investments, will be appointed Distributor of the IndexIQ Trust and the IQ ALPHA Hedge Strategy Fund, pursuant to the Distribution Agreement approved (contingent upon the closing of the IQ Acquisition) by the Board of the IndexIQ Trust, including the Independent Trustees voting separately. NYL Distributors is a broker/dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority.

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IndexIQ Trust

Board has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Investor Class Shares of the IndexIQ ALPHA Hedge Strategy Fund. Under the terms of the Distribution Plan, the IndexIQ Trust is permitted to reimburse, out of the assets attributable to the respective Investor Class Shares of the IndexIQ ALPHA Hedge Strategy Fund, in amounts up to (on an annual basis) 0.25% of the respective average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of the Investor Class Shares and/or the provision of certain shareholder services to its customers that invest in Investor Class Shares. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about the Fund; receiving and answering correspondence, including requests for prospectuses and SAIs; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Investor Class Shares and assisting investors in completing application forms and selecting dividend and other account options.

IndexIQ ETF Trust

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.10% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets, and over time these fees will increase the cost of your investment and they may cost you more than certain other types of sales charges.

Fund Administrator, Custodian, Transfer Agent and Securities Lending Agent.

The Bank of New York Mellon (“BNY Mellon”) serves as the Funds’ administrator, custodian, transfer agent and securities lending agent. BNY Mellon’s principal address is One Wall Street, New York, New York 10286. Under the Fund Administration and Accounting Agreement with the Trust, BNY Mellon provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trusts and each Fund. BNY Mellon is responsible for maintaining the books and records and calculating the daily net asset value of each Fund. In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services. BNY Mellon also provides persons satisfactory to the Board to serve as officers of the Trusts.

Under the Custody Agreement with the Trusts, BNY Mellon maintains in separate accounts cash, securities and other assets of the Trusts and the Funds, keeps all necessary accounts and records, and provides other services. BNY Mellon is required, upon order of the Trusts, to deliver securities held by BNY Mellon and to make payments for securities purchased by the Trust for the Funds.

Under the Custody Agreement, BNY Mellon is also authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States.

Pursuant to a Transfer Agency Services Agreement with the Trusts, BNY Mellon acts as transfer agent to the Funds, dividend disbursing agent and shareholder servicing agent to the Funds.

Independent Registered Public Accounting Firm.

Ernst & Young LLP, 5 Times Square, New York, New York 10036-6530, serves as independent registered public accounting firm for the Funds for the current fiscal year and to audit the annual financial

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statements of the Funds, prepare the Funds’ federal, state and excise tax returns, and consult with the Funds on matters of accounting and federal and state income taxation.

Upon consummation of the IQ Acquisition, the Audit Committee of each Trust will consider whether to engage a new firm to replace Ernst & Young LLP as independent registered public accounting firm for the purpose of auditing the annual financial statements of the Funds. Ernst & Young LLP is expected to continue to prepare the Funds’ federal, state and excise tax returns, and consult with the Funds on matters of accounting and federal and state income taxation.

Shareholder Reports.

IndexIQ Trust

The Fund’s annual and semi-annual reports, Prospectus and SAI are available free upon request by calling IndexIQ at (888) 934-0777. You can also access and download the annual and semi-annual reports, Prospectus and the SAI at the Fund’s website: http://www.indexiq.com.

To obtain other information and for shareholder inquiries:

By telephone:	(888) 934-0777
By mail:	IndexIQ Trust
c/o IndexIQ
800 Westchester Avenue, Suite S-710
Rye Brook, NY 10573

On the Internet: SEC Edgar database: http://www.sec.gov; or www.indexiq.com

IndexIQ ETF Trust

The Funds’ annual and semi-annual reports, Prospectuses and the SAIs are available free upon request by calling IndexIQ at (888) 934-0777. You can also access and download the annual and semi-annual reports, Prospectuses and the SAI at the Funds’ website: http://www.indexiq.com.

To obtain other information and for shareholder inquiries:

By telephone:	(888) 934-0777
By mail:	IndexIQ ETF Trust
c/o IndexIQ
800 Westchester Avenue, Suite S-710
Rye Brook, NY 10573

On the Internet: SEC Edgar database: http://www.sec.gov; or www.indexiq.com

Information Requirements.

The Funds are subject to the informational requirements of the Exchange Act and certain other federal securities statutes, and file reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549-2736. The SEC maintains an Internet website (at http://www.sec.gov), which contains other information about the Funds.

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Householding of Proxy Statements.

In an effort to decrease costs, the Funds intend to reduce the number of duplicate Proxy Statements you receive by sending only one copy to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. However, each shareholder will receive separate proxy cards. Please call toll-free at [__] or write to the Funds at [__] to request individual copies of these documents.

Beneficial Share Ownership of Trustees and Officers.

As of the Record Date, the current officers and Trustees of the Trusts, in the aggregate, beneficially owned less than 1% of a class of shares of any Fund.

Beneficial Share Ownership of Shareholders.

As of the Record Date, the shareholders identified below were known by each Fund to beneficially own 5% or more of the outstanding interest of a class of any Fund:

[5% shareholder table to follow]

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EXHIBIT A

INDEXIQ TRUST

FORM OF INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (this “Agreement”) is made and entered into and is effective as of __________, 2015, by and between IndexIQ Trust, a Delaware trust (the “Trust”), and IndexIQ Advisors LLC, a Delaware limited liability company (the “Advisor”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”), and engages in the business of asset management; and

WHEREAS, the Trust desires to retain the Advisor to render certain investment management services to the portfolios of the Trust, each a series of the Trust (each a “Fund” and, collectively, the “Funds”) as listed on Appendix A hereto, and the Advisor is willing to render such services.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.                  Obligations of Investment Advisor

(a)                Services. The Advisor agrees to perform the following services (the “Services”) for the Trust:

(1)               manage the investment and reinvestment of the assets of the Fund;

(2)               continuously review, supervise, and administer the investment program of the Fund;

(3)               determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund;

(4)               provide the Trust and the Fund with records concerning the Advisor’s activities under this Agreement which the Trust and the Fund are required to maintain; and

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(5)               render regular reports to the Trust’s trustees and officers concerning the Advisor’s discharge of the foregoing responsibilities.

(b)               Control of the Trust. The Advisor shall discharge the responsibilities described in subsection (a) subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations.

(c)                Sub-Advisor and Agents. All Services to be furnished by the Advisor under this Agreement may be furnished through the medium of any managers, officers or employees of the Advisor or through such other parties (including, without limitation, a sub-advisor) as the Advisor may determine from time to time.

(d)               Expenses and Personnel. The Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein. The Advisor shall authorize and permit any of its officers, managers and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected. Except to the extent expressly assumed by the Advisor herein and except to the extent required by law to be paid by the Advisor, the Trust shall pay all costs and expenses in connection with its operation.

(e)                Books and Records. The Advisor hereby undertakes and agrees to maintain all records not maintained by a service provider or sub-adviser pursuant to their agreements with the Trust or Advisor, in the form and for the period required by Rule 31a-2 under the 1940 Act. All books and records prepared and maintained by the Advisor for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Advisor shall surrender to the Trust and the Fund such of the books and records so requested. The Advisor further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

(f)                Additional Services Provided at the Expense of the Trust. The Advisor agrees, at the expense of the Trust, (i) to prepare all required tax returns of the Trust and the Fund, (ii) to prepare and submit reports to existing shareholders, (iii) to update periodically the prospectuses and statements of additional information of the Trust and (iv) to prepare reports to be filed with the SEC and other regulatory authorities.

2.                  Fund Transactions.

(a)                General. The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund. With respect to brokerage

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selection, the Advisor shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution and other factors. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Advisor may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trust’s trustees may adopt from time to time. Such services of brokers are used by the Advisor in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts.

(b)               Mixed-Use Services. On occasion, a broker-dealer might furnish the Advisor with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, the Advisor will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from the Fund or other managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Advisor from its own funds.

(c)                Exclusivity. Where the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Advisor acts as investment adviser), the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor, as applicable, in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

(d)               Reporting. The Advisor will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

(e)                Delegation. The Advisor may delegate or share responsibility for fund transactions and the terms of this Section 2 with a sub-advisor, pursuant to the terms of Section 1(c).

3.                  Compensation of the Advisor. For the services rendered, the facilities furnished and expenses assumed by the Advisor, the Fund shall pay to the Advisor at the end of each calendar month a fee for the Fund calculated as a percentage of the average daily net assets of the Fund at the annual rates set forth in Appendix A of this Agreement. The Advisor’s fee is accrued daily at 1/365th of the applicable annual rate set forth in Appendix A. For the purpose of the fee accrual, the daily net assets of the Fund are determined in the manner and at the times set forth in the Trust’s current prospectus and, on days on which the net assets are not so

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determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.

4.                  Status of Investment Advisor. The services of the Advisor to the Trust and the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Trust and the Fund are not impaired thereby. The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund. Nothing in this Agreement shall limit or restrict the right of any manager, officer or employee of the Advisor, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.                  Permissible Interests. Trustees, agents, and shareholders of the Trust are or may be interested in the Advisor (or any successor thereof) as managers, officers, members or otherwise; and managers, officers, agents, and members of the Advisor are or may be interested in the Trust as trustees, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Trust as a shareholder or otherwise.

6.                  Limits of Liability; Indemnification. The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder. The Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the Act or the Securities Act of 1933, as amended (“1933 Act”), except for information supplied by the Advisor for inclusion therein. The Trust agrees to indemnify the Advisor to the full extent permitted by the Trust’s Declaration of Trust.

7.                  Term. This Agreement shall become effective as stated in the Recitals hereto. Unless terminated as provided in this Agreement, this Agreement shall remain in full force and effect for two years from the date of this Agreement. Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect for successive periods of one year thereafter provided that such continuance with respect to the Funds is approved at least annually (a) by either the trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds, and (b) in either event, by the vote of a majority of the trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940

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Act) of any such party, cast in person at a meeting called for the purpose of voting on such proposal; provided, however, that:

(a)                the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice of a decision to terminate this Agreement by (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Funds;

(b)               the Agreement shall immediately terminate in the event of its assignment (within the meaning of the 1940 Act and the rules promulgated thereunder);

(c)                the Advisor may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days’ written notice to the Trust and the Funds; and

(d)               the terms of paragraph 6 of this Agreement shall survive the termination of this Agreement.

8.                  Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by (a) the vote of the holders of a majority of the Fund’s outstanding voting securities and (b) a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

9.                  Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of New York without regard to the principles of the conflict of laws or the choice of laws.

10.              Representations and Warranties.

(a)                Representations and Warranties of the Advisor. The Advisor hereby represents and warrants to the Trust as follows:

(i) the Advisor is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder;

(ii) the Advisor is registered as an investment Advisor with the SEC under the Advisers Act, shall maintain such registration in effect at all times during the term of this Agreement, and shall notify the Trust immediately if the Advisor ceases to be so registered; and

(iii) the Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of that code, together with evidence of its adoption. Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer of the Advisor shall certify to the Trust that the Advisor has complied with the requirements of Rule 17j-1 (as amended from

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time to time) during the previous quarter and that there have been no violations of the Advisor’s code of ethics or, if such a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of the Trust, the Advisor shall permit representatives of the Trust to examine the reports (or summaries of the reports) required to be made to the Advisor by Rule 17j-1(c)(1) and other records evidencing enforcement of the code of ethics.

(b)               Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Advisor as follows: (i) the Trust has been duly organized as a trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) shares of the Fund are (or will be) registered for offer and sale to the public under the 1933 Act; and (iii) such registrations will be kept in effect during the term of this Agreement.

11.              Structure of Agreement. The Trust is entering into this Agreement solely on behalf of the Fund. (a) No breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (b) under no circumstances shall the Advisor have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Fund.

12.              Use of Names. The Trust acknowledges that all rights to the names “MainStay,” “MainStay IQ,” “IndexIQ” and “IIQ” belong to the Advisor, and that the Trust is being granted a limited license to use such words in its name, the name of its series and the name of its classes of shares.

13.              Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

14.              Notice. Notices of any kind to be given to the Trust hereunder by the Advisor shall be in writing and shall be duly given if mailed or delivered to the Trust at 800 Westchester Avenue, Suite N611, Rye Brook, NY 10573, Attention: Gregory D. Bassuk, or to such other address or to such individual as shall be so specified by the Trust to the Advisor. Notices of any kind to be given to the Advisor hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to the Advisor at Trust at 800 Westchester Avenue, Suite N611, Rye Brook, NY 10573, Attention: Gregory D. Bassuk, or at such other address or to such individual as shall be so specified by the Advisor to the Trust. Notices shall be effective upon delivery.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

INDEXIQ TRUST By: _____________________________ Name: Title:	INDEXIQ ADVISORS LLC By: _____________________________ Name: Title:
ATTEST: _____________________________ Secretary	ATTEST: _____________________________ Secretary

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Appendix A

Fund	Fee Rate
MainStay IQ Hedge Multi-Strategy Plus Fund	0.95% of the average daily net assets

EXHIBIT B

INDEXIQ ETF TRUST

FORM OF INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (this “Agreement”) is made and entered into and is effective as of __________, 2015, by and between IndexIQ ETF Trust, a Delaware trust (the “Trust”), and IndexIQ Advisors LLC, a Delaware limited liability company (the “Advisor”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of asset management;

WHEREAS, the Trust desires to retain the Advisor to render certain investment management services to the portfolios of the Trust, each a series of the Trust (each a “Fund” and, collectively, the “Funds”) as listed on Appendix A hereto, and the Advisor is willing to render such services; and

WHEREAS, capitalized terms not otherwise defined in this Agreement have the meanings assigned to them in a Fund’s most recent prospectus.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.                  Obligations of Investment Advisor.

(a)                Services. The Advisor shall provide a continuous program of investment management for the Funds, subject to the general supervision of the Trust’s Board of Trustees and the provisions of this Agreement. Specifically, and without limiting the generality of the foregoing, the Advisor agrees to perform the following services (the “Services”) for each Fund:

(1)               manage the investment and reinvestment of the assets of the Fund for the period and on the terms set forth in this Agreement;

(2)               continuously review, supervise, and administer the investment program of the Fund;

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(3)               determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund;

(4)               with the assistance of the Fund’s distributor, determine the number of shares of the Fund that will be created or redeemed each Business Day based on the purchase orders submitted by Authorized Participants;

(5)               provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, information about the Fund sufficient for a pricing service or other entity to calculate the Intraday Indicate Value of the shares of the Fund every fifteen seconds each Business Day;

(6)               provide the Trust and the Fund with records concerning the Advisor’s activities under this Agreement which the Trust and the Fund are required to maintain;

(7)               render regular reports to the Trust’s trustees and officers concerning the Advisor’s discharge of the foregoing responsibilities; and

(8)               arrange for other necessary services, including custodial, transfer agency and administration.

(b)               Control of the Trust. The Advisor shall discharge the responsibilities described in subsection (a) subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations.

(c)                Sub-Advisor and Agents. All Services to be furnished by the Advisor under this Agreement may be furnished through the medium of any managers, officers or employees of the Advisor or through such other parties (including, without limitation, a sub-advisor) as the Advisor may determine from time to time.

(d)               Expenses and Personnel. The Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein. The Advisor shall authorize and permit any of its officers, managers and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected. Except to the extent expressly assumed by the Advisor herein and except to the extent required by law to be paid by the Advisor, the Trust shall pay all costs and expenses in connection with its operation.

(e)                Books and Records. The Advisor hereby undertakes and agrees to maintain all records not maintained by a service provider or sub-adviser pursuant to their agreements with the Trust or the Advisor, in the form and for the period required by Rule 31a-2 under the 1940 Act. All books and records prepared and maintained by the Advisor for the Trust and each Fund under

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this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Advisor shall surrender to the Trust and the Fund such of the books and records so requested. The Advisor further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

(f)                Additional Services Provided at the Expense of the Trust. The Advisor agrees, at the expense of the Trust or the Advisor, as determined under Section 3(b) hereof, (i) to prepare all required tax returns of the Trust and each Fund, (ii) to prepare and submit reports to existing shareholders, (iii) to update periodically the prospectuses and statements of additional information of the Trust and (iv) to prepare reports to be filed with the Securities and Exchange Commission (“SEC”) and other regulatory authorities.

2.                  Fund Transactions.

(a)                General. The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund. With respect to brokerage selection, the Advisor shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution and other factors. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), the Advisor may pay to a broker which provides brokerage and research services (as such services are defined in Section 28(e)) to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trust’s trustees may adopt from time to time. Such services of brokers are used by the Advisor in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts.

(b)               Mixed-Use Services. On occasion, a broker-dealer might furnish the Advisor with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, the Advisor will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from a Fund or other managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Advisor from its own funds.

(c)                Exclusivity. Where the Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Advisor acts as investment adviser), the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the

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transaction, will be made by the Advisor, as applicable, in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

(d)               Reporting. The Advisor will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

(e)                Delegation. The Advisor may delegate or share responsibility for Fund transactions and the terms of this Section 2 with a sub-advisor, pursuant to the terms of Section 1(c).

3.                  Compensation of the Advisor; Expense Allocation.

(a)                For the services rendered, the facilities furnished and expenses assumed by the Advisor, each Fund shall pay to the Advisor at the end of each calendar month a fee for the Fund calculated as a percentage of the average daily net assets of the Fund at the annual rates set forth in Appendix A of this Agreement. The Advisor’s fee is accrued daily at 1/365th of the applicable annual rate set forth in Appendix A. Appendix A shall be amended from time to time to reflect the addition and/or termination of any Fund as a Fund hereunder and to reflect any change in the advisory fees payable with respect to any Fund duly approved in accordance with Section 8 hereof. For the purpose of the fee accrual, the daily net assets of each Fund are determined in the manner and at the times set forth in the Fund’s current prospectus and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination. The Advisor may waive all or a portion of its fees provided for hereunder and such waiver will be treated as a reduction in the purchase price of its services. The Advisor shall be contractually bound under this Agreement by the terms of any publicly-announced waiver of its fee, or any limitation of a Fund’s expenses, as if such waiver or limitation were fully set forth in this Agreement. The waiver of any of the Advisor’s fee shall not obligate the Advisor to waive any of its fee on a subsequent occasion.

(b)               The Advisor agrees to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of the Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Advisor or its affiliates (the “Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees, (v) compensation and expenses of the Trust’s chief compliance officer; (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to the Advisor hereunder. The payment or assumption by the Advisor of any

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expense of the Trust that the Advisor is not required by this Agreement to pay or assume shall not obligate the Advisor to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

4.                  Status of Investment Advisor. The services of the Advisor to the Trust and each Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Trust and the Funds are not impaired thereby. The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Funds in any way or otherwise be deemed an agent of the Trust or the Funds. Nothing in this Agreement shall limit or restrict the right of any manager, officer or employee of the Advisor, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.                  Permissible Interests. Trustees, agents, and shareholders of the Trust are or may be interested in the Advisor (or any successor thereof) as managers, officers, members or otherwise; and managers, officers, agents, and members of the Advisor are or may be interested in the Trust as trustees, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Trust as a shareholder or otherwise.

6.                  Limits of Liability; Indemnification. The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder. The Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust or a Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the 1940 Act or the Securities Act of 1933, as amended (the “1933 Act”), except for information supplied by the Advisor for inclusion therein. The Trust agrees to indemnify the Advisor to the full extent permitted by the Trust’s Declaration of Trust.

7.                  Term. This Agreement shall become effective as stated in the Recitals hereto. Unless terminated as provided in this Agreement, this Agreement shall remain in full force and effect for two years from the date of this Agreement. Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect for successive periods of one year thereafter provided that such continuance with respect to the Funds is approved at least annually (a) by either the trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds, and (b) in either event, by the vote of a majority of the trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such proposal; provided, however, that:

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(a)                the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice of a decision to terminate this Agreement by (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Funds;

(b)               the Agreement shall immediately terminate in the event of its assignment (within the meaning of the 1940 Act and the rules promulgated thereunder);

(c)                the Advisor may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days’ written notice to the Trust and the Funds; and

(d)               the terms of paragraph 6 of this Agreement shall survive the termination of this Agreement.

8.                  Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to a Fund until approved by (a) to the extent required by applicable law, the vote of the holders of a majority of the Fund’s outstanding voting securities and (b) a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. Additional Funds may be added to Appendix A by written agreement of the Trust and the Advisor.

9.                  Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of New York without regard to the principles of the conflict of laws or the choice of laws.

10.              Representations and Warranties.

(a)                Representations and Warranties of the Advisor. The Advisor hereby represents and warrants to the Trust as follows:

(i) the Advisor is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder;

(ii) the Advisor is registered as an investment adviser with the SEC under the Advisers Act, shall maintain such registration in effect at all times during the term of this Agreement, and shall notify the Trust immediately if the Advisor ceases to be so registered; and

(iii) the Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, and will provide the Trust with a copy of that code, together with evidence of its adoption. Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer of the Advisor shall certify to the Trust that the Advisor has complied with the requirements of Rule 17j-1 and Rule 204A-1 (each as amended from time to time) during the

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previous quarter and that there have been no violations of the Advisor’s code of ethics or, if such a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of the Trust, the Advisor shall permit representatives of the Trust to examine the reports (or summaries of the reports) required to be made to the Advisor by Rule 17j-1(c)(1) and other records evidencing enforcement of the code of ethics.

(b)               Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Advisor as follows: (i) the Trust has been duly organized as a trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) shares of the Fund are (or will be) registered for offer and sale to the public under the 1933 Act; and (iii) such registrations will be kept in effect during the term of this Agreement.

11.              Liability of Trust and Funds. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust as provided in the Declaration of Trust. This Agreement shall not be deemed to have been made by any of them individually or to impose any liability on them personally. With respect to any obligation of the Trust or a Fund arising under this Agreement, the Advisor shall look for payment or satisfaction of such obligation solely to the assets and property of the Fund to which such obligation relates, and under no circumstances shall the Advisor have the right to set off claims relating to such Fund by applying property of any other series of the Trust. The business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Funds.

12.              Use of Names. The Trust acknowledges that all rights to the names “MainStay,” “MainStay IQ,” “IndexIQ” and “IIQ” and any derivatives thereof (“Names”), as well as any logos that are now or shall hereafter be associated with Names (“Logos”), belong to the Advisor, and that the Trust is being granted a limited license to use such Names and Logos in its name, the name of its series and the name of its classes of shares. In the event that this Agreement is terminated and the Advisor no longer acts as investment adviser to the Trust, the Advisor reserves the right to withdraw from the Trust and the Funds the uses of Names and Logos or any name or logo that would imply a continuing relationship between the Trust or the Funds and the Advisor or any of its affiliates.

13.              Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

14.              Notice. Notices of any kind to be given to the Trust hereunder by the Advisor shall be in writing and shall be duly given if mailed or delivered to the Trust at 800 Westchester Avenue, Suite N611, Rye Brook, NY 10573, Attention: President, or to such other address or to such individual as shall be so specified by the Trust to the Advisor. Notices of any kind to be given to the Advisor hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to the Advisor at the Trust at 800 Westchester Avenue, Suite N611, Rye Brook, NY 10573, Attention: President, or at such other address or to such individual as shall be so specified

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by the Advisor to the Trust. Notices shall be deemed to have been given on the date delivered personally or by courier service, or three days after sent by registered or certified mail, postage prepaid, return receipt requested.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

INDEXIQ ETF TRUST By: _____________________________ Name: Title:	INDEXIQ ADVISORS LLC By: _____________________________ Name: Title:
Attest ____________________________________

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Appendix A

to

INVESTMENT ADVISORY AGREEMENT

Fund	Fee Rate
MainStay IQ Hedge Multi-Strategy Tracker ETF	0.75%
MainStay IQ Hedge Macro Tracker ETF	0.75%
MainStay IQ Hedge Market Neutral Tracker ETF	0.75%
MainStay IQ Real Return ETF	0.48%
MainStay IQ Global Resources ETF	0.75%
MainStay IQ Merger Arbitrage ETF	0.75%
MainStay IQ Australia Small Cap ETF	0.69%
MainStay IQ Canada Small Cap ETF	0.69%
MainStay IQ Global Agribusiness Small Cap ETF	0.75%
MainStay IQ Global Oil Small Cap ETF	0.75%
MainStay IQ U.S. Real Estate Small Cap ETF	0.69%

EXHIBIT C

ADDITIONAL INFORMATION ABOUT INDEXIQ ADVISORS LLC

Certain information on each executive officer of the Advisor is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, partner or trustee. The address of each executive officer of the Advisor is c/o IndexIQ, 800 Westchester Avenue, Suite S-710, Rye Brook, NY 10573.

Adam S. Patti, Chief Executive Officer of IndexIQ Advisors LLC-- Prior to co-founding IndexIQ, Adam was Associate Publisher of the Time Inc. Business & Finance Network, which includes Fortune, Money, Business 2.0, and Fortune Small Business magazines, as well as the CNNMONEY.com financial information portal. Prior to this role, Adam was Executive Director, Marketing Strategy & Brand Development, for Fortune and Fortune Small Business Magazines, and Group Director of New Business Ventures for the Fortune/Money Group.

Adam's experience in the world of indexing dates back to his leadership roles with Fortune Indexes, a premier indexing business that was an early entrant in the Exchange-Traded Funds (ETF) industry. Under Adam's leadership, the Fortune Indexes business unit of Time Inc. grew to become a leading indexing operation, where Adam oversaw the growth of ETF products based on Fortune-derived methodologies.

A serial entrepreneur, Adam was President and Founder of ThreadeXchange, a venture backed supply chain software company that built solutions for the global procurement needs of the apparel and textile industries. ThreadeXchange, which developed a global factory network covering 52 countries with over $10 billion in production capacity, along with a sophisticated production optimization engine matching retailers with those factories, was financed by Redleaf Group (an affiliate of Safeguard Scientific), Garage Technology Ventures and other strategic investors. Prior to this, Adam was President and Founder of Force Industries Communications, a systems integration and process reengineering consultancy. Adam also was Founder and President of Target Market, a marketing firm that created advertising vehicles for local businesses targeting nearby college campuses.

Adam previously served as Director of BlueCar Partners, a merchant bank focused on M&A, restructurings and strategic control investments, an investment banker at Salomon Smith Barney and a credit trained executive at Fleet Financial Group.

Adam holds an MBA from the Kellogg School of Management with a triple major in Finance, Marketing and Entrepreneurship & Innovation, where he was a Kaufman Fellows Finalist, and a B.S. in Finance from University at Albany.

Adam is the Principal Executive Officer of the IndexIQ Trust and IndexIQ ETF Trust.

David L. Fogel, President of IndexIQ Advisors LLC -- Prior to co-founding IndexIQ, David pursued entrepreneurial ventures in the financial services industry. In his first venture in 1999, he co-founded SmartPortfolio.com, Inc., which became one of the leading stock research and financial

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information companies on the Web with over 250,000 subscribers prior to its sale to TheStreet.com in 2000. After the closing of the SmartPortfolio sale, David joined TheStreet.com as Vice President & Head of New Product Development, where he was responsible for the launch of numerous subscription-based products.

In 2003, David became a principal at, and was integral in the launch of, Circle Peak Capital LLC, a private equity firm focused on investments in mid-cap consumer product and financial services companies. He continued his financial services career in 2005, serving as Vice President at Groton Partners, a boutique merchant bank specializing in mergers and acquisitions and sophisticated private investments.

David began his career as a corporate attorney at Sullivan & Cromwell LLP, where he advised clients on merger and acquisition transactions, corporate securities matters, banking transactions, and hedge fund creation.

He received a B.S., Summa Cum Laude and Phi Beta Kappa, a J.D., Magna Cum Laude and Order of the Coif, and an M.B.A. (concentration in finance) from Georgetown University.

David is the Principal Financial Officer, Executive Vice President and Chief Compliance Officer of the IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust.

Gregory D. Bassuk, Chief Operating Officer of IndexIQ Advisors LLC -- Prior to co-founding IndexIQ, Greg served as Director of Business Development for the Time Inc. Business and Finance Network, responsible for developing new business ventures for Fortune Magazine, Money Magazine, Fortune Small Business, Business 2.0, and the CNNMoney.com financial information portal. During Greg’s tenure at Time Inc., he also served as Director of Marketing Strategy and Brand Development for Time Inc.’s Fortune/Money Group, and was responsible for business, marketing and sales development for several major properties.

Before joining Time Inc., Greg served as Managing Director of McGovern Capital LLC, a private investment firm focused on private equity investments, complex corporate transactions, and intellectual property rights strategy, where he was responsible for originating, structuring, funding and implementing early-stage capital, joint ventures and business alliances, as well as providing facilitative services to the firm's investment companies.

In 1999, Greg co-founded SmartPortfolio.com, an equity research and financial newsletter company, which became one of the leading companies on the Web for equity research, newsletters and financial information. The company was sold successfully to TheStreet.com in 2000. At TheStreet.com, Greg served as Director of Business Development and New Media, responsible for building new businesses and developing and executing many of the company's strategic growth initiatives.

Greg began his career as a corporate and securities attorney at Weil, Gotshal & Manges LLP, where he specialized in a broad range of corporate transactions, including mergers, acquisitions, divestitures, financings, restructurings and joint ventures.

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Greg was the recipient of the 1990 United States Young American Medal for Service. He received his B.S., with Honors, from Cornell University, where he was a John F. Kennedy Scholar, and his J.D. from the Georgetown University Law Center.

Greg is the Secretary of the IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust and the Chief Compliance Officer of the Advisor.

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